B - DEBT	6 Months Ended	12 Months Ended
	Jul. 28, 2012	Jan. 28, 2012
B - DEBT

2. Short-term borrowings and long-term debt

A summary of the Company’s consolidated Short-term borrowings and Long-term debt as of July 28, 2012, January 28, 2012 and July 30, 2011 is outlined in the table below:

(In millions)	July 28, 2012	January 28, 2012	July 30, 2011
Short-term borrowings
Labuan uncommitted lines of credit	$14	$9	$—

Long-term debt
French real estate credit facility, due fiscal 2012	$75	$81	$89
Spanish real estate credit facility, due fiscal 2012	156	168	184
U.K. real estate senior credit facility, due fiscal 2013	546	547	573
U.K. real estate junior credit facility, due fiscal 2013	95	95	100
7.875% senior notes, due fiscal 2013 (1)(2)	399	398	397
Toys-Japan unsecured credit lines, expires fiscals 2013-2014 (3)	116	—	108
Toys-Japan 1.85%-2.85% loans due fiscals 2013-2016	154	166	194
Secured revolving credit facility, expires fiscal 2015 (4)	—	—	173
European and Australian asset-based revolving credit facility, expires fiscal 2016	—	—	33
Secured term loan facility, due fiscal 2016 (4)	680	683	686
7.375% senior secured notes, due fiscal 2016 (4)	363	365	358
10.750% senior notes, due fiscal 2017 (5)	932	931	930
8.500% senior secured notes, due fiscal 2017 (6)	717	717	716
Incremental secured term loan facility, due fiscal 2018 (4)	393	394	396
Second incremental secured term loan facility, due fiscal 2018 (4)(7)	221	—	—
7.375% senior notes, due fiscal 2018 (1)	404	404	404
8.750% debentures, due fiscal 2021 (8)	22	22	22
Finance obligations associated with capital projects	153	147	128
Capital lease obligations	38	43	43

	5,464	5,161	5,534
Less current portion (9)	985	315	171

Total Long-term debt (10)	$4,479	$4,846	$5,363

(1)	Represents obligations of Toys “R” Us, Inc. (the “Parent Company”) legal entity.
(2)	On August 1, 2012, we completed the offering of $450 million aggregate principal amount of 10.375% senior notes due fiscal 2017 (the “2017 Notes”). The net proceeds were primarily used to redeem the $400 million outstanding principal amount of our 7.875% senior notes due fiscal 2013 (the “2013 Notes”), plus fees. As a result of this refinancing, the 2013 Notes are classified as long-term as of July 28, 2012.
(3)	Toys “R” Us-Japan, Ltd. (“Toys-Japan”) currently has an agreement with a syndicate of financial institutions, which includes two unsecured loan commitment lines of credit (“Tranche 1” and “Tranche 2”). On June 25, 2012, Toys-Japan amended the terms under Tranche 1 and entered into an agreement to refinance Tranche 2 of its committed lines of credit.
(4)	Represents obligations of Toys “R” Us-Delaware, Inc. (“Toys-Delaware”).
(5)	Represents obligations of Toys “R” Us Property Company I, LLC and its subsidiaries (“TRU Propco I”).
(6)	Represents obligations of Toys “R” Us Property Company II, LLC (“TRU Propco II”).
(7)	On April 10, 2012, Toys-Delaware and certain of its subsidiaries issued a new tranche of term loans in an aggregate principal amount of $225 million due fiscal 2018 (“Second Incremental Secured Term Loan”). Pursuant to the terms of the agreement, Toys-Delaware is required to make quarterly principal payments equal to 0.25% ($2.25 million per year) of the original principal amount of the loan. As such, this amount has been classified as Current portion of Long-term debt on our Condensed Consolidated Balance Sheet as of July 28, 2012.
(8)	Represents obligations of the Parent Company and Toys-Delaware.

(9)	Current portion of Long-term debt as of July 28, 2012 is primarily comprised of $546 million of U.K. real estate senior credit facility due April 7, 2013; $156 million of our Spanish real estate credit facility due February 1, 2013; $95 million of our U.K. real estate junior credit facility due April 7, 2013; and $75 million of our French real estate credit facility due February 1, 2013.
(10)	We maintain derivative instruments on certain of our long-term debt, which impact our effective interest rates. Refer to Note 3 entitled “Derivative instruments and hedging activities” for further details.

Toys “R” Us, Inc. is a holding company and conducts its operations through its subsidiaries, certain of which have incurred their own indebtedness. Our credit facilities, loan agreements and indentures contain customary covenants, including, among other things, covenants that restrict our ability to:

•	incur certain additional indebtedness;

•	transfer money between the Parent Company and our various subsidiaries;

•	pay dividends on, repurchase or make distributions with respect to our or our subsidiaries’ capital stock or make other restricted payments;

•	issue stock of subsidiaries;

•	make certain investments, loans or advances;

•	transfer and sell certain assets;

•	create or permit liens on assets;

•	consolidate, merge, sell or otherwise dispose of all or substantially all of our assets;

•	enter into certain transactions with our affiliates; and

•	amend certain documents.

The amount of net assets that were subject to such restrictions was approximately $628 million as of July 28, 2012. Our agreements also contain various and customary events of default with respect to the loans, including, without limitation, the failure to pay interest or principal when the same is due under the agreements, cross default provisions, the failure of representations and warranties contained in the agreements to be true and certain insolvency events. If an event of default occurs and is continuing, the principal amounts outstanding thereunder, together with all accrued unpaid interest and other amounts owed thereunder, may be declared immediately due and payable by the lenders.

We are dependent on the borrowings provided by the lenders to support our working capital needs and/or capital expenditures. As of July 28, 2012, we have funds available to finance our operations under our European and Australian asset-based revolving credit facility (“European ABL Facility”) through March 2016, our Secured revolving credit facility (“ABL Facility”) through August 2015 and our Toys-Japan unsecured credit lines with a tranche maturing June 2013 and a tranche maturing June 2014. In addition, Labuan and Toys-Japan have uncommitted lines of credit due on demand.

As of July 28, 2012, after giving effect to the August 1, 2012 offering of the 2017 Notes, the proceeds of which were primarily used to redeem the 2013 Notes, we have approximately $1.0 billion of indebtedness due within the next 12 months, which primarily consists of instruments described above in Current portion of long-term debt. As of July 28, 2012, we had access to a total of approximately $540 million of funds at the Parent Company, composed of approximately $190 million in cash and cash equivalents and approximately $350 million in short-term intercompany receivables, which could be funded through availability under our ABL Facility and European ABL Facility. We may consider using a significant portion of these funds in connection with the refinancing, extension or amendment, subject to the availability of commercially reasonable terms for any refinancing or extension or amendment of the real estate credit facilities. We have commenced discussions related to these facilities with various lenders and advisors and are considering various refinancing options including whether to use in-country liquidity and refinancings through amend and extend transactions, or debt issued by our European subsidiary, Toys “R” Us-Europe, LLC. The use of any such refinancing option is dependent upon the availability of commercially reasonable terms and whether such refinancing options would be a commercially reasonable use of the Company’s available liquidity. Therefore, based on funds available at the Parent Company and our discussions with various lenders and advisors, we believe that we have the ability to either refinance (or repay a portion of and refinance) these credit facilities prior to maturity; however given that our upcoming maturities are concentrated in Europe, the weakness of the European economic climate could reduce or restrict our ability to refinance these debt obligations on favorable terms.

The total fair values of our Long-term debt, with carrying values of approximately $5.5 billion, $5.2 billion and $5.5 billion at July 28, 2012, January 28, 2012 and July 30, 2011, were $5.4 billion, $5.2 billion and $5.7 billion, respectively. The fair values of our Long-term debt are estimated using the quoted market prices for the same or similar issues and other pertinent information available to management at the end of the respective periods. We believe that the fair value of certain of our debt instruments totaling approximately $1.2 billion, $1.1 billion and $1.5 billion at July 28, 2012, January 28, 2012 and July 30, 2011 were estimated using Level 3 inputs, as these instruments are not publicly traded and therefore we are unable to obtain quoted market prices.

Labuan uncommitted lines of credit, due on demand ($14 million at July 28, 2012)

Labuan has several uncommitted unsecured lines of credit with various financial institutions with total availability of HK$323 million ($42 million at July 28, 2012). As of July 28, 2012, we had $14 million of borrowings, which has been included in Accrued expenses and other liabilities on our Condensed Consolidated Balance Sheets, and $3 million of bank guarantees issued under these facilities. The remaining availability under these facilities was $25 million. The average interest rate on the drawn borrowings was 1.99% for the twenty-six weeks ended July 28, 2012.

Toys-Japan Unsecured Credit Lines, expires fiscals 2013—2014 ($116 million at July 28, 2012)

Toys-Japan currently has an agreement with a syndicate of financial institutions, which includes Tranche 1 and Tranche 2. On June 25, 2012, Toys-Japan amended the terms of Tranche 1. Tranche 1 is available in amounts of up to ¥12.9 billion ($164 million at July 28, 2012), expiring on June 28, 2013, and bears an interest rate of Tokyo Interbank Offered Rate (“TIBOR”) plus 0.80% per annum. We paid fees of less than $1 million to amend Tranche 1, which are capitalized as deferred debt issuance costs and amortized over the term of the agreement. At July 28, 2012, we had outstanding borrowings of $52 million under Tranche 1, with $112 million of remaining availability.

Additionally, on June 25, 2012, Toys-Japan entered into an agreement with a syndicate of financial institutions to refinance Tranche 2. Tranche 2 is available in amounts of up to ¥12.0 billion ($153 million at July 28, 2012), expiring on June 27, 2014, and bears an interest rate of TIBOR plus 0.80% per annum. We paid fees of approximately $2 million to refinance Tranche 2, which are capitalized as deferred debt issuance costs and amortized over the term of the agreement. At July 28, 2012, we had outstanding borrowings of $64 million under Tranche 2, with $89 million of remaining availability.

The agreement contains covenants, including, among other things, covenants that require Toys-Japan to maintain a certain level of net assets and profitability during the agreement terms. The agreement also restricts Toys-Japan from paying dividends or making loans to affiliates without lender consent.

Additionally, Toys-Japan has an uncommitted line of credit with total availability of ¥2.8 billion ($36 million at July 28, 2012), which will renew April 1 of each year unless otherwise canceled. The uncommitted line of credit bears an interest rate of TIBOR plus 0.50%. As of July 28, 2012, we had no outstanding borrowings under the uncommitted line of credit.

$1.85 billion ABL Facility, expires fiscal 2015 ($0 million at July 28, 2012)

At July 28, 2012, under our ABL Facility we had no outstanding borrowings, a total of $100 million of outstanding letters of credit and excess availability of $1,030 million. We are also subject to a minimum excess availability covenant, which was $125 million at July 28, 2012, with remaining availability of $905 million in excess of the minimum covenant level.

European ABL Facility, expires fiscal 2016 ($0 million at July 28, 2012)

The European ABL Facility, as amended provides for a five-year £138 million ($217 million at July 28, 2012) asset-based senior secured revolving credit facility which will expire on March 8, 2016. At July 28, 2012, we had no outstanding borrowings and $147 million of availability under the European ABL Facility.

10.750% senior notes, due fiscal 2017 ($932 million at July 28, 2012)

In accordance with the indenture governing TRU Propco I’s 10.750% senior notes due fiscal 2017 (the “Propco I Notes”), TRU Propco I commenced a tender offer on May 14, 2012 to purchase up to an aggregate principal amount of approximately $33 million of the Propco I Notes for approximately $32 million in cash. The tender offer expired on June 13, 2012, with no holders opting to tender. Therefore, as permitted by the indenture, TRU Propco I made a cash distribution of approximately $32 million to the Parent Company on June 21, 2012.

Second Incremental Secured Term Loan, due fiscal 2018 ($221 million at July 28, 2012)

On April 10, 2012, Toys-Delaware and certain of its subsidiaries entered into a Second Incremental Joinder Agreement (the “Second Joinder Agreement”) to the amended and restated Toys-Delaware secured term loan agreement (“Secured Term Loan Facility”). The Second Joinder Agreement added the Second Incremental Secured Term Loan, increasing the total size of the Secured Term Loan Facility to an aggregate principal amount of $1.3 billion.

The Second Incremental Secured Term Loan was borrowed at a discount of approximately $5 million, which resulted in gross proceeds of approximately $220 million. The gross proceeds were used to pay transaction fees of approximately $5 million, which are capitalized as deferred debt issuance costs and amortized over the term of the agreement. Investment funds or accounts advised by Kohlberg Kravis Roberts & Co. L.P. (“KKR”) owned $7 million of the Second Incremental Secured Term

Loan as of July 28, 2012. The net proceeds were raised by Toys-Delaware for general corporate purposes, including, without limitation, to make restricted payments or other distributions to provide funds to us to repay, refinance, repurchase, redeem, defease or otherwise satisfy any indebtedness of the Company or any of its subsidiaries. The Second Incremental Secured Term Loan will mature on May 25, 2018, and bears interest at a rate of London Interbank Offered Rate (“LIBOR”) (with a floor of 1.50%) plus 3.75%, subject to a 0.25% step-down based on our total leverage ratio.

The Second Incremental Secured Term Loan is governed by the Secured Term Loan Facility and has the same collateral, covenants and restrictions as the Secured Term Loan Facility. Beginning August 31, 2012, Toys-Delaware is required to make quarterly principal payments equal to 0.25% ($2.25 million per year) of the original principal amount of the loan.

Toys-Delaware may optionally prepay the outstanding principal balance of the Second Incremental Secured Term Loan at any time. Optional prepayments of existing term loans and the Second Incremental Secured Term Loan will be applied ratably among the outstanding existing term loans and the Second Incremental Secured Term Loan, but in the event of a refinancing or repricing transaction in respect of the existing term loans, the proceeds of such refinancing or repricing transaction will be applied to the existing term loans prior to application to the Second Incremental Secured Term Loan.

In conjunction with the issuance of the Second Incremental Secured Term Loan, on April 10, 2012, Toys-Delaware also entered into an amendment to the Secured Term Loan Facility to provide that if any outstanding term loans (including both the existing term loans and the Second Incremental Secured Term Loan) are optionally prepaid in connection with a repricing transaction prior to April 10, 2013, Toys-Delaware shall pay a 1% prepayment premium on the principal amount optionally prepaid.

Subsequent Event

10.375% senior notes, due fiscal 2017

On August 1, 2012, we completed the offering of the 2017 Notes. The 2017 Notes were issued at a discount of approximately $5 million, which resulted in gross proceeds of approximately $445 million. The gross proceeds were used to pay transaction fees of approximately $14 million, which will be capitalized as deferred debt issuance costs and amortized over the term of the agreement. Investment funds or accounts advised by KKR owned $15 million of the 2017 Notes as of August 1, 2012. The net proceeds were used to redeem the outstanding 2013 Notes, including premiums, to pay fees and expenses incurred in connection with the offering and for general corporate purposes. As a result of the repayment of the 2013 Notes, we will expense less than $1 million of deferred debt issuance costs. The 2017 Notes are solely the obligation of the Parent Company and are not guaranteed by Toys-Delaware or any of our other subsidiaries.

The indenture governing the 2017 Notes contain covenants, including, among other things, covenants that restrict the ability of the Company and its restricted subsidiaries to incur additional indebtedness, pay dividends or make other distributions, make investments and other restricted payments, create liens, sell assets, incur restrictions on the ability of a subsidiary to pay dividends or make other payments, enter into certain transactions with affiliates and consolidate, merge, sell or otherwise dispose of all or substantially all of their assets. These covenants are subject to a number of important qualifications and exceptions and will not be applicable to any of our subsidiaries that are designated as “unrestricted subsidiaries.” As of the issue date of the 2017 Notes, Toys “R” Us Properties (UK) Limited, which owns or leases substantially all of our stores in the United Kingdom and leases them to our U.K. operating company, and TRU Asia, LLC, our joint venture for Asia (other than Japan), were unrestricted subsidiaries. Certain covenants will be suspended at any time the 2017 Notes are rated “investment grade.” As of July 28, 2012, the 2017 Notes are not “investment grade.” In addition, the Indenture contains customary terms and covenants, including certain events of default after which the 2017 Notes may be due and payable immediately.

The 2017 Notes may be redeemed, in whole or in part, at any time prior to February 15, 2015 at a price equal to 100% of the aggregate principal amount of the 2017 Notes plus a “make-whole” premium, plus accrued and unpaid interest to the date of redemption. The 2017 Notes will be redeemable, in whole or in part, at any time on or after February 15, 2015 at the specified redemption prices, plus accrued and unpaid interest, if any, to the redemption date. In addition, we may redeem up to 40% of the 2017 Notes before February 15, 2015 with the net cash proceeds from certain equity offerings. Following specified kinds of changes of control, we will be required to make an offer to repurchase all of the 2017 Notes at a purchase price of 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date. Interest on the 2017 Notes is payable in cash semi-annually in arrears on February 15 and August 15 of each year, commencing on February 15, 2013.

Pursuant to a registration rights agreement that we entered into in connection with the offering of the 2017 Notes, we are required to use our reasonable efforts to file a registration statement with the Securities and Exchange Commission to register notes that would have substantially identical terms as the 2017 Notes, and consummate an exchange offer for such notes within 365 days after August 1, 2012. In the event we fail to meet the 365-day target or certain other conditions set forth in the registration rights agreement, the annual interest rate on the 2017 Notes will increase by 0.25%. The annual interest rate on the 2017 Notes will increase by an additional 0.25% for each subsequent 90-day period such target or conditions are not met, up to a maximum increase of 0.50%.

Note 2—Short-term borrowings and long-term debt

A summary of the Company’s consolidated Short-term borrowings and Long-term debt as well as the effective interest rates on our outstanding variable rate debt as of January 28, 2012 and January 29, 2011, respectively, is outlined in the table below:

(In millions)	January 28, 2012	January 29, 2011

Short-term borrowings
Labuan uncommitted lines of credit(1)	$9	$—

Long-term debt
7.625% notes, due fiscal 2011(2)(3)	$—	$503
Toys-Japan 1.85%-2.85% loans due fiscals 2012-2016(4)	166	177
French real estate credit facility, due fiscal 2012 (4.51% and 4.51%)	81	84
Spanish real estate credit facility, due fiscal 2012 (4.51% and 4.51%)	168	175
U.K. real estate senior credit facility, due fiscal 2013 (5.02% and 5.02%)	547	555
U.K. real estate junior credit facility, due fiscal 2013 (6.84% and 6.84%)	95	97
7.875% senior notes, due fiscal 2013 (2)	398	396
Toys-Japan unsecured credit lines, expire fiscals 2012-2013(5)	—	17
Secured revolving credit facility, expires fiscal 2015(6)	—	—
European and Australian asset-based revolving credit facility, expires fiscal 2016(7)	—	—
Secured term loan facility, due fiscal 2016(6)	683	687
7.375% senior secured notes, due fiscal 2016(6)	365	348
10.750% senior notes, due fiscal 2017(8)	931	929
8.500% senior secured notes, due fiscal 2017(9)	717	716
Incremental secured term loan facility, due fiscal 2018(6)(10)	394	—
7.375% senior notes, due fiscal 2018(2)	404	405
8.750% debentures, due fiscal 2021(11)	22	22
Finance obligations associated with capital projects	147	123
Capital lease obligations	43	54

	5,161	5,288
Less current portion(12)	315	570

Total Long-term debt(13)	$4,846	$4,718

(1)	Pursuant to the acquisition of Labuan on October 31, 2011, the Company, as of January 28, 2012, reported borrowings under uncommitted lines of credit for the joint venture, which has been included in Accrued expenses and other current liabilities on our Consolidated Balance Sheet.

(2)	Represents obligations of Toys “R” Us, Inc. (the “Parent Company”) legal entity. For further details on parent company information, refer to Schedule I—Parent Company Condensed Financial Statements and Notes to the Condensed Financial Statements.

(3)	On June 24, 2011, we redeemed the 7.625% notes due fiscal 2011 (the “2011 Notes”) with funds received from the net proceeds of a new tranche of term loans in an aggregate principal amount of $400 million (“Incremental Secured Term Loan”) and borrowings under our secured revolving credit facility (“ABL Facility”).

(4)	On February 28, 2011, Toys-Japan entered into an additional bank loan with a financial institution totaling ¥1.0 billion ($13 million at January 28, 2012). Commencing in January 2012, Toys-Japan is required to make annual principal payments of approximately ¥1.6 billion ($21 million at January 28, 2012). As such, this amount has been classified as Current portion of long-term debt on our Consolidated Balance Sheet as of January 28, 2012.

(5)	On March 18, 2011, Toys-Japan entered into an agreement to refinance, at maturity, Tranche 2 of its committed lines of credit to extend the maturity date of the agreement and amend certain other provisions.

(6)	Represents obligations of Toys “R” Us—Delaware, Inc. (“Toys-Delaware”).

(7)	On March 8, 2011, certain of our foreign subsidiaries amended and restated the credit agreement to extend the maturity date of the facility and amend certain other provisions.

(8)	Represents obligations of Toys “R” Us Property Company I, LLC (“TRU Propco I”) and its subsidiaries.

(9)	Represents obligations of Toys “R” Us Property Company II, LLC (“TRU Propco II”).

(10)	On May 25, 2011, Toys-Delaware and certain of its subsidiaries issued the Incremental Secured Term Loan. Pursuant to the terms of the agreement, Toys-Delaware is required to make quarterly principal payments equal to 0.25% ($4 million per year) of the original principal amount of the loan. As such, this amount has been classified as Current portion of Long-term debt on our Consolidated Balance Sheet as of January 28, 2012.

(11)	Represents obligations of the Parent Company and Toys-Delaware.

(12)	Current portion of Long-term debt as of January 28, 2012 is primarily comprised of $168 million of our Spanish real estate credit facility and $81 million of our French real estate credit facility due 2012. Current portion of Long-term debt as of January 29, 2011 was primarily comprised of $503 million of the 2011 notes, which were redeemed on June 24, 2011.

(13)	We maintain derivative instruments on certain of our long-term debt, which impact our effective interest rates. Refer to Note 3 entitled “DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES” for further details.

As of January 28, 2012, we had total indebtedness of $5.2 billion, of which $3.1 billion was secured indebtedness. Toys “R” Us, Inc. is a holding company and conducts its operations through its subsidiaries, certain of which have incurred their own indebtedness. Our credit facilities, loan agreements and indentures contain customary covenants, including, among other things, covenants that restrict our ability to:

•	incur certain additional indebtedness;

•	transfer money between the parent company and our various subsidiaries;

•	pay dividends on, repurchase or make distributions with respect to our or our subsidiaries’ capital stock or make other restricted payments;

•	issue stock of subsidiaries;

•	make certain investments, loans or advances;

•	transfer and sell certain assets;

•	create or permit liens on assets;

•	consolidate, merge, sell or otherwise dispose of all or substantially all of our assets;

•	enter into certain transactions with our affiliates; and

•	amend certain documents.

The amount of net assets that were subject to such restrictions was approximately $858 million as of January 28, 2012. Our agreements also contain various and customary events of default with respect to the loans, including, without limitation, the failure to pay interest or principal when the same is due under the agreements, cross default provisions, the failure of representations and warranties contained in the agreements to be true and certain insolvency events. If an event of default occurs and is continuing, the principal amounts outstanding thereunder, together with all accrued unpaid interest and other amounts owed thereunder, may be declared immediately due and payable by the lenders.

We are dependent on the borrowings provided by the lenders to support our working capital needs and/or capital expenditures. As of January 28, 2012, we have funds available to finance our operations under our European and Australian asset-based revolving credit facility (“European ABL”) through March 2016, our ABL Facility through August 2015 and our Toys-Japan unsecured credit lines with a Tranche maturing June 2012 and a Tranche maturing June 2013. In addition, Labuan and Toys-Japan have uncommitted lines of credit due on demand.

The total fair values of our Long-term debt, with carrying values of $5.2 billion and $5.3 billion at January 28, 2012 and January 29, 2011, were $5.2 billion and $5.4 billion, respectively. The fair values of our Long-term debt are estimated using the quoted market prices for the same or similar issues and other pertinent information available to management as of the end of the respective periods.

The annual maturities of our Short-term borrowings and Long-term debt, including current portions, at January 28, 2012 are as follows:

(In millions)	Annual maturities

2012	$324
2013	1,094
2014	48
2015	84
2016	1,020
2017 and subsequent	2,622

Total	$5,192

Labuan uncommitted lines of credit, due on demand ($9 million at January 28, 2012)

Pursuant to the acquisition of a 70% ownership interest in Labuan on October 31, 2011, the Company, as of January 28, 2012, reported Labuan’s debt obligations in our Consolidated Balance Sheet. Refer to Note 17 entitled “ACQUISITIONS” for further details. Labuan has several uncommitted unsecured lines of credit with various financial institutions with total availability of HK$255 million ($33 million at January 28, 2012). As of January 28, 2012, we had $9 million of borrowings, which has been included in Accrued expenses and other liabilities on our Consolidated Balance Sheets, and $3 million of bank guarantees issued under these facilities. The remaining availability under these facilities was $21 million. The average interest rate on the drawn borrowings was 2.52%.

Toys-Japan Unsecured Credit Lines, expires fiscals 2012-2013 ($0 million at January 28, 2012)

Toys-Japan currently has an agreement with a syndicate of financial institutions, which includes two unsecured loan commitment lines of credit (“Tranche 1” and “Tranche 2”). Under the agreement, Tranche 1 is available in amounts of up to ¥14.9 billion ($194 million at January 28, 2012), expiring on June 30, 2013, and bears an interest rate of Tokyo Interbank Offered Rate (“TIBOR”) plus 0.90% per annum. At January 28, 2012, we had no outstanding borrowings under Tranche 1, with $194 million of remaining availability. As of January 28, 2012, deferred debt issuance costs for this agreement were $2 million and have been included in Other assets on our Consolidated Balance Sheets.

On March 18, 2011, Toys-Japan entered into an agreement with a syndicate of financial institutions to refinance Tranche 2. As a result, Tranche 2 is now available in amounts of up to ¥10.0 billion ($130 million at January 28, 2012), expiring on June 29, 2012, and bears an interest rate of TIBOR plus 0.80% per annum. We paid fees of $1 million to refinance Tranche 2, which are capitalized as deferred debt issuance costs and amortized over the term of the agreement. As of January 28, 2012, deferred debt issuance costs for this agreement were nominal and have been included in Other assets on our Consolidated Balance Sheets. At January 28, 2012, we had no outstanding borrowings under Tranche 2, with $130 million of remaining availability.

The agreement contains covenants, including, among other things, covenants that require Toys-Japan to maintain a certain level of net assets and profitability during the agreement terms. The agreement also restricts Toys-Japan from paying dividends or making loans to affiliates without lender consent.

Additionally, Toys-Japan has an uncommitted line of credit with total availability of ¥2.8 billion ($37 million at January 28, 2012), which will renew April 1 of each year unless otherwise canceled. The uncommitted line of credit bears an interest rate of TIBOR plus 0.50%. As of January 28, 2012, we had no outstanding borrowings under the uncommitted line of credit.

$1.85 billion senior secured revolving credit facility, expires fiscal 2015 ($0 million at January 28, 2012)

The ABL Facility provides for $1.85 billion of revolving commitments maturing on August 10, 2015, which could increase by $650 million, subject to certain conditions. The ABL Facility bears a tiered floating interest rate of LIBOR plus a margin of between 2.50% and 3.00% depending on usage, or, at the option of Toys-Delaware, an interest rate equal to a prime rate plus a margin of between 1.50% and 2.00% depending on usage. In addition, the ABL Facility requires the Company to pay, on a quarterly basis, a tiered unused commitment fee ranging from 0.375% to 0.625% of the average daily balance of unused commitments.

This secured revolving credit facility is available for general corporate purposes and the issuance of letters of credit. Borrowings under this credit facility are secured by tangible and intangible assets of Toys-Delaware and certain of its subsidiaries, subject to specific exclusions stated in the credit agreement. The credit agreement contains covenants, including, among other things, covenants that restrict Toys-Delaware’s ability to incur certain additional indebtedness, create or permit liens on assets, engage in mergers or consolidations, pay dividends, repurchase capital stock, make other restricted payments, make loans or advances, engage in transactions with affiliates, or amend material documents. The ABL Facility requires Toys- Delaware to maintain minimum excess availability at all times of no less than $125 million and to sweep cash toward prepayment of the loans if excess availability falls below $150 million for any three days in a 30-day period. Availability is determined pursuant to a borrowing base, consisting of specified percentages of eligible inventory and eligible credit card receivables and certain real estate less any applicable availability reserves. At January 28, 2012, under our ABL facility, we had no outstanding borrowings, a total of $100 million of outstanding letters of credit and excess availability of $1.035 billion. This amount is also subject to the minimum excess availability covenant, which was $125 million at January 28, 2012, with remaining availability of $910 million in excess of the covenant. At January 28, 2012, deferred debt issuance costs for this credit facility were $45 million and have been included in Other assets on our Consolidated Balance Sheets.

European ABL, expires fiscal 2016 ($0 million at January 28, 2012)

On March 8, 2011, certain of our foreign subsidiaries amended and restated the credit agreement for the European ABL in order to extend the maturity date of the facility and amend certain other provisions. The European ABL as amended provided for a five-year £128 million asset-based senior secured revolving credit facility which will expire on March 8, 2016. Additionally, on April 29, 2011, we partially exercised the accordion feature which increased availability to include additional lender commitments. This increased the size of the facility from £128 million to £138 million ($217 million at January 28, 2012). Loans under the European ABL bear interest at a rate of London Interbank Offered Rate (“LIBOR”) or the Euro Interbank Offered Rate (“EURIBOR”) plus a margin of 2.25%, 2.50% or 2.75% depending on historical excess availability. In addition, a commitment fee accrues on any unused portion of the commitments at a rate per annum of 0.375% or 0.50% based on usage. In connection with the amendment and restatement of the credit agreement, we incurred approximately $6 million in fees which are capitalized as deferred debt issuance costs and amortized over the term of the agreement. At January 28, 2012, deferred debt issuance costs for this credit facility were $9 million and have been included in Other assets on our Consolidated Balance Sheets.

Borrowings under the European ABL are subject, among other things, to the terms of a borrowing base derived from the value of eligible inventory and/or eligible accounts receivable of certain of Toys “R” Us Europe, LLC’s (“Toys Europe”) and Toys “R” Us Australia Holdings, LLC’s (“Toys Australia”) subsidiaries organized in Australia, England and France. The terms of the European ABL include a customary cash dominion trigger requiring the cash of certain of Toys Europe’s and Toys Australia’s subsidiaries to be applied to pay down outstanding loans if availability falls below certain thresholds. The European ABL also contains a springing fixed charge coverage ratio of 1.00 to 1.00 based on earnings before interest, taxes, depreciation and amortization (“EBITDA”) (as defined in the agreement governing the European ABL) and fixed charges of Toys Europe, Toys Australia and their subsidiaries. Borrowings under the European ABL are guaranteed by Toys Europe, Toys Australia and certain of their material subsidiaries, with certain customary local law limitations and to the extent such guarantees do not result in adverse tax consequences. Borrowings are secured by substantially all of the assets of Toys Europe, Toys Australia and the U.K. and Australian obligors, as well as by share pledges over the shares of certain other material subsidiaries and pledges over certain of their assets (including bank accounts and certain receivables). The European ABL contains covenants that, among other things, restrict the ability of Toys Europe and Toys Australia and their respective subsidiaries to incur certain additional indebtedness, create or permit liens on assets, repurchase or pay dividends or make certain other restricted payments on capital stock, make acquisitions or investments or engage in mergers or consolidations. At January 28, 2012, we had no outstanding borrowings and $84 million of availability under the European ABL.

7.625% notes, due fiscal 2011 ($0 million at January 28, 2012)

On June 24, 2011, we redeemed the outstanding principal amount of the 2011 Notes for a total redemption price, including interest and premiums, of approximately $519 million.

Toys-Japan Bank Loans (1.85% to 2.85%) due fiscals 2012—2016 ($166 million at January 28, 2012)

Toys-Japan currently has six bank loans with various financial institutions totaling $166 million at January 28, 2012. On September 30, 2010, Toys-Japan entered into an agreement with a syndicate of financial institutions to refinance three bank loans, which matured on January 17, 2011. Under the new agreement, which began on January 17, 2011, the loan for ¥11.5 billion ($150 million at January 28, 2012) will mature on January 29, 2016 and bear an interest rate of TIBOR plus 1.50% per annum. In conjunction with the new agreement we entered into an interest rate swap, converting the variable rate of interest to a fixed rate of 2.45% on January 17, 2011. The swap has been designated as a cash flow hedge. Toys-Japan is required to make principal payments of approximately ¥1.6 billion ($21 million at January 28, 2012) annually in January of each year, commencing on January 2012, with the remaining principal and interest due upon maturity. Toys-Japan paid fees of $3 million to refinance these loans, which are capitalized as deferred debt issuance costs and amortized over the term of the agreement. On February 28, 2011, Toys-Japan entered into a bank loan with a financial institution totaling ¥1.0 billion ($13 million at January 28, 2012). The loan will mature on February 25, 2016 and bears an interest rate of 1.85% per annum. Fees paid in connection with this loan were nominal and are capitalized as deferred debt issuance costs and amortized over the term of the loan. The remaining four bank loans, representing $24 million, are amortizing and mature between fiscal 2012 and fiscal 2014. As of January 28, 2012, deferred debt issuance costs for these agreements were $2 million and have been included in Other assets on our Consolidated Balance Sheets.

These agreements contain covenants, including, among other things, covenants that require Toys-Japan to maintain a certain level of net assets and profitability during the agreement terms. The agreement also restricts Toys-Japan from paying dividends or making loans to affiliates without lender agreement.

€61 million French and €127 million Spanish real estate credit facilities, due fiscal 2012 ($81 million and $168 million at January 28, 2012, respectively)

On January 23, 2006, our indirect wholly-owned subsidiaries Toys “R” Us France Real Estate SAS and Toys “R” Us Iberia Real Estate S.L. entered into the French and Spanish real estate credit facilities, respectively. These facilities are secured by, among other things, selected French and Spanish real estate. The maturity date for each of these loans is February 1, 2013. The loans have interest rates of EURIBOR plus 1.50% plus mandatory costs per annum. The loan agreements contain covenants that restrict the ability of the borrowers to engage in mergers or consolidations, incur additional indebtedness, or create or permit additional liens on assets. The loan agreements also require the borrower to maintain interest coverage ratios of 110%. If the coverage ratio is less than 110% there is a 10 day window to prevent default. The borrower has an option to pay down the loan to increase the coverage up to 110%, acquire new properties or deposit collateral into an appropriate account. However, this cannot occur in two consecutive periods or more than six times during the life of the debt instrument. At January 28, 2012, deferred debt issuance costs for these facilities were $2 million and have been included in Other assets on our Consolidated Balance Sheets.

£348 million U.K. real estate senior and £60 million U.K. real estate junior credit facilities, due fiscal 2013 ($547 million and $95 million at January 28, 2012, respectively)

On February 8, 2006, Toys “R” Us Properties (UK) Limited (“Toys Properties”), our indirect wholly-owned subsidiary, entered into a series of secured senior and junior loans with Vanwall as the Issuer and Senior Lender and The Royal Bank of Scotland PLC as Junior Lender. These facilities are secured by, among other things, selected U.K. real estate. The U.K. real estate senior credit facility bears interest of 5.02% plus mandatory costs. The U.K. real estate junior credit facility bears interest at an annual rate of LIBOR plus a margin of 2.25% plus mandatory costs. At January 28, 2012, deferred debt issuance costs for these credit facilities were $2 million and have been included in Other assets on our Consolidated Balance Sheets.

The credit agreements contain covenants that restrict the ability of Toys Properties to incur certain additional indebtedness, create or permit liens on assets, dispose of or acquire further property, vary or terminate the lease agreements, conclude further leases or engage in mergers or consolidations. Toys Properties is required to repay the loans in part in quarterly installments. The final maturity date for these credit facilities is April 7, 2013.

Vanwall is a variable interest entity established with the limited purpose of issuing and administering the notes under the credit agreement with Toys Properties. On February 9, 2006, Vanwall issued £355.8 million of multiple classes of commercial mortgage backed floating rate notes (the “Floating Rate Notes”) to third party investors (the “Bondholders”), which are publicly traded on the Irish Stock Exchange Limited. The proceeds from the Floating Rate Notes issued by Vanwall were used to fund the Senior Loan to Toys Properties. Pursuant to the Credit Agreement, Vanwall is required to maintain an interest rate swap which effectively fixed the variable LIBOR rate at 4.56%, the same as the fixed interest rate less the applicable credit spread paid by Toys Properties to Vanwall. The fair value of this interest rate swap was a liability of approximately $22 million and $34 million at January 28, 2012 and January 29, 2011, respectively. For further details regarding the consolidation of Vanwall, refer to Note 1 entitled “SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.”

7.875% senior notes, due fiscal 2013 ($398 million at January 28, 2012)

On April 8, 2003, Toys “R” Us, Inc. issued $400 million in notes bearing interest at a coupon rate of 7.875%, maturing on April 15, 2013. The notes were issued at a discount of $7 million which resulted in the receipt of proceeds of $393 million. Simultaneously with the sale of the notes, we entered into interest rate swap agreements. We subsequently terminated the swaps at a loss of $6 million which is being amortized over the remaining term of the notes. Interest is payable semi-annually on April 15 and October 15 of each year. These notes carry a limitation on creating liens on domestic real property or improvements or the stock or indebtedness of domestic subsidiaries (subject to certain exceptions) that exceed the greater of 10% of the consolidated net tangible assets or 15% of the consolidated capitalization. The covenants also restrict sale and leaseback transactions (subject to certain exceptions) unless net proceeds are at least equal to the sum of all costs incurred in connection with the acquisition of the principal property and a lien would be permitted on such principal property. At January 28, 2012, deferred debt issuance costs for these notes were nominal and have been included in Other assets on our Consolidated Balance Sheets.

7.375% senior secured notes, due fiscal 2016 ($365 million at January 28, 2012)

On August 24, 2010, Toys-Delaware completed the offering of the 7.375% Senior Secured Notes (“Toys-Delaware Secured Notes”). These notes were issued at par. Investment funds or accounts advised by affiliates of KKR owned an aggregate of $5 million of the Toys-Delaware Secured Notes as of January 29, 2011, all of which was subsequently sold in fiscal 2011. Fees paid in connection with the offering of the Toys-Delaware Secured Notes were approximately $11 million and are deferred and expensed over the life of the instrument. At January 28, 2012, deferred debt issuance costs for the Toys-Delaware Secured Notes were $8 million and have been included in Other assets on our Consolidated Balance Sheets.

The indenture governing Toys-Delaware Secured Notes contains covenants, including, among other things, covenants that restrict the ability of Toys-Delaware to incur additional indebtedness, sell assets, enter into affiliate transactions, pay dividends or make other distributions, make investments and other restricted payments or create liens. These covenants are subject to a number of important qualifications and limitations. Certain covenants will be suspended at any time Toys-Delaware Secured Notes are rated “investment grade.” In addition, the indenture contains other customary terms and covenants, including certain events of default after which Toys-Delaware Secured Notes may be declared or become due and payable immediately. The Toys-Delaware Secured Notes may be redeemed, in whole or in part, at any time prior to September 1, 2013, at a price equal to 100% of the principal amount plus a “make-whole” premium, plus accrued and unpaid interest, if any, as of the date of redemption. The Toys-Delaware Secured Notes will be redeemable, in whole or in part, at any time on or after September 1, 2013 at the specified redemption prices, plus accrued and unpaid interest. Toys-Delaware may also redeem up to 35% of the Toys-Delaware Secured Notes prior to September 1, 2013, with the net cash proceeds from certain equity offerings at a redemption price equal to 107.375% of the principal amount of Toys-Delaware Secured Notes plus accrued and unpaid interest to the date of redemption. Following specified kinds of changes of control with respect to us or Toys-Delaware, Toys-Delaware will be required to offer to purchase Toys-Delaware Secured Notes at a purchase price in cash equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the date of purchase. Interest on the Toys-Delaware Secured Notes is payable in cash semi-annually in arrears through maturity on March 1 and September 1 of each year, commencing on March 1, 2011. Toys-Delaware Secured Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act.

Further, the Toys-Delaware Secured Notes are guaranteed by certain of Toys-Delaware subsidiaries and the borrowings thereunder are secured by the trademarks and certain other intellectual property of Geoffrey, LLC, our wholly owned subsidiary, and the assets securing the ABL Facility including inventory, accounts receivable, equipment and certain other personal property owned or acquired by Toys-Delaware and certain of its subsidiaries. The Toys-Delaware Secured Notes are secured on a pari passu basis with the obligations under the Secured Term Loan Facility and the Incremental Secured Term Loan.

Secured term loan facility, due fiscal 2016 ($683 million at January 28, 2012)

Concurrent with the offering of the Toys-Delaware Secured Notes, Toys-Delaware amended and restated the secured term loan originally due fiscal 2012 to extend the maturity date of this loan facility and amend certain other provisions. The amended secured term loan facility is in an aggregate principal amount of $700 million (the “Secured Term Loan Facility”) and was issued at a discount of $11 million which resulted in the receipt of gross proceeds of $689 million. Investment funds or accounts advised by affiliates of KKR owned 5% and 6% of the Secured Term Loan Facility as of January 28, 2012 and January 29, 2011, respectively. The Secured Term Loan Facility will bear interest equal to LIBOR (at no time shall LIBOR be less than 1.50%) plus 4.50%, which is subject to a step down of 0.25% based on total leverage. In addition, pursuant to the terms of the agreement, Toys-Delaware is required to make quarterly principal payments equal to 0.25% ($7 million per year) of the original principal amount of the loan. As such, this amount has been classified as Current portion of long-term debt on our Consolidated Balance Sheet as of January 28, 2012.

Fees paid in connection with the offering of the Secured Term Loan Facility totaled approximately $15 million and are deferred and expensed over the life of the instrument. At January 28, 2012, deferred debt issuance costs for the Secured Term Loan Facility were $12 million and have been included in Other assets on our Consolidated Balance Sheets.

The Secured Term Loan Facility as amended, provides for, among other things, an accordion feature that allows Toys-Delaware to request one or more additional term loans be added to the Secured Term Loan Facility in an aggregate principal amount of up to $700 million, to be reduced on a dollar-for-dollar basis by the aggregate principal amount of one or more additional series of senior secured notes that may be issued after the date of the initial issuance of the Toys-Delaware Secured Notes. We exercised a portion of the accordion feature on May 25, 2011 by adding a new tranche of term loans in an aggregate principal amount of $400 million due fiscal 2018. Refer to “Incremental Secured Term Loan” section below.

The Secured Term Loan Facility contains customary covenants applicable to Toys-Delaware and certain of its subsidiaries, including, among other things, covenants that restrict the ability of Toys-Delaware and certain of its subsidiaries to incur certain additional indebtedness, create or permit liens on assets, or engage in mergers or consolidations, pay dividends, repurchase capital stock, make other restricted payments, make loans or advances, engage in transactions with affiliates, or amend material documents. These covenants are subject to certain exceptions, including among other things to allow for the debt represented by the Toys-Delaware Secured Notes, certain other additional debt incurrences including unsecured, later-maturing debt subject to a fixed charge coverage test, the prepayment or repayment of our 7.625% notes due fiscal 2011 and our 7.875% senior notes due fiscal 2013 subject to Toys-Delaware meeting a total leverage test and the provision of a cumulative credit exception allowing for Toys-Delaware and certain of its subsidiaries to make investments, pay dividends and make certain other restricted payments subject to Toys-Delaware meeting a fixed charge coverage test. If an event of default under the Secured Term Loan Facility occurs and is continuing, the principal amount outstanding, together with all accrued unpaid interest and other amounts owed may be declared by the lenders or become immediately due and payable. Toys-Delaware may optionally prepay the outstanding principal balance of the loan at any time.

Further, the Secured Term Loan Facility is guaranteed by certain of Toys-Delaware subsidiaries and the borrowings thereunder are secured by the trademarks and certain other intellectual property of Geoffrey, LLC, Toys-Delaware’s wholly owned subsidiary, and the assets securing the ABL Facility including inventory, accounts receivable, equipment and certain other personal property owned or acquired by Toys-Delaware and certain of its subsidiaries. The Secured Term Loan Facility is secured on a pari passu basis with the obligations under the Toys-Delaware Secured Notes and the Incremental Secured Term Loan.

10.75% Senior notes, due fiscal 2017 ($931 million at January 28, 2012)

On July 9, 2009, TRU Propco I, formerly known as TRU 2005 RE Holding Co. I, LLC, one of our wholly-owned subsidiaries, completed the offering of $950 million aggregate principal amount of senior unsecured 10.75% notes due 2017 (the “Notes”). The Notes were issued at a discount of $25 million which resulted in the receipt of proceeds of $925 million. Fees paid in connection with the sale of the Notes were deferred and expensed over the life of the Notes. At January 28, 2012, deferred debt issuance costs for these notes were $16 million and have been included in Other assets on our Consolidated Balance Sheets.

The Notes are solely the obligation of TRU Propco I and its wholly-owned subsidiaries (the “Guarantors”) and are not guaranteed by the Parent Company or Toys-Delaware. The Notes are guaranteed by the Guarantors, jointly and severally, fully and unconditionally, and the indenture governing the Notes contain covenants, including, among other things, covenants that restrict the ability of TRU Propco I and the Guarantors to incur additional indebtedness, sell assets, enter into affiliate transactions, pay dividends or make other distributions, make other restricted payments and investments, create liens, and impose restrictions on the ability of the Guarantors to pay dividends or make other payments. The indenture governing the Notes also contains covenants that limit the ability of the Parent Company to cause or permit Toys-Delaware to incur indebtedness, pay dividends, make distributions or make other restricted payments and investments. These covenants are subject to a number of important qualifications and limitations. The Notes may be redeemed, in whole or in part, at any time prior to July 15, 2013 at a price equal to 100% of the principal amount plus a “make-whole” premium, plus accrued and unpaid interest to the date of redemption. The Notes will be redeemable, in whole or in part, at any time on or after July 15, 2013, at the specified redemption prices, plus accrued and unpaid interest, if any. In addition, TRU Propco I may redeem up to 35% of the Notes before July 15, 2012 with the net cash proceeds from certain equity offerings. Following specified kinds of changes of control with respect to the Parent Company or TRU Propco I, TRU Propco I will be required to offer to purchase the Notes at a purchase price in cash equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to but not including the purchase date. Interest on the Notes is payable in cash semi-annually in arrears through maturity on January 15 and July 15 of each year.

In accordance with the indenture governing the Notes, TRU Propco I commenced a tender offer on May 13, 2011 to purchase up to an aggregate principal amount of approximately $25 million of the Notes for cash. The tender offer expired on June 13, 2011, with no holders opting to tender at that time. Therefore, as permitted by the indenture, TRU Propco I made a cash distribution of approximately $25 million to the Parent Company on June 20, 2011.

8.50% Senior secured notes, due fiscal 2017 ($717 million at January 28, 2012)

On November 20, 2009, TRU Propco II, formerly known as Giraffe Properties, LLC, an indirect wholly-owned subsidiary, completed the offering of $725 million aggregate principal amount of senior secured 8.50% notes due 2017 (the “Propco II Notes”). The Propco II Notes were issued at a discount of $10 million which resulted in the receipt of proceeds of $715 million. Investment funds or accounts advised by affiliates of KKR owned less than 1% and 2% of the notes as of January 28, 2012 and January 29, 2011, respectively. The Propco II Notes are solely the obligation of TRU Propco II and are not guaranteed by Toys “R” Us, Inc. or Toys-Delaware or any of our other subsidiaries. The Propco II Notes are secured by the first priority security interests in all of the existing and future real estate properties of TRU Propco II and its interest in the master lease agreement between TRU Propco II as landlord and Toys-Delaware as tenant (the “TRU Propco II Master Lease”). Those real estate properties and interests in the TRU Propco II Master Lease are not available to satisfy or secure the obligations of the Company or its affiliates, other than the obligations of TRU Propco II under the Propco II Notes. Fees paid in connection with the sale of the Propco II Notes were deferred and expensed over the life of the Propco II Notes. At January 28, 2012, deferred debt issuance costs for these notes were $21 million and have been included in Other assets on our Consolidated Balance Sheets.

The indenture governing the Propco II Notes contains covenants, including, among other things, covenants that restrict the ability of TRU Propco II to incur additional indebtedness, sell assets, enter into affiliate transactions, pay dividends or make other distributions, make other restricted payments and investments, create liens, and impose restrictions on dividends or make other payments. The indenture governing the Propco II Notes also contains covenants that limit the ability of Toys “R” Us, Inc. to cause or permit Toys-Delaware to incur indebtedness, pay dividends, make distributions or make other restricted payments and investments. These covenants are subject to a number of important qualifications and limitations. The Propco II Notes may be redeemed, in whole or in part, at any time prior to December 1, 2013 at a price equal to 100% of the principal amount plus a “make-whole” premium, plus accrued and unpaid interest to the date of redemption. The Propco II Notes will be redeemable, in whole or in part, at any time on or after December 1, 2013, at the specified redemption prices, plus accrued and unpaid interest, if any. In addition, prior to December 1, 2013, during each twelve month period commencing December 1, 2009, TRU Propco II may redeem up to 10% of the aggregate principal amount of the Propco II Notes at a redemption price equal to 103% of the principal amount of the Propco II Notes plus accrued and unpaid interest to the date of redemption. TRU Propco II may also redeem up to 35% of the Propco II Notes prior to December 1, 2012, with the net cash proceeds from certain equity offerings, at a redemption price equal to 108.5% of the principal amount of the Propco II Notes plus accrued and unpaid interest to the date of redemption. Following specified kinds of changes of control with respect to Toys “R” Us, Inc. or TRU Propco II, TRU Propco II will be required to offer to purchase the Propco II Notes at a purchase price in cash equal to 101% of their principal amount, plus accrued and unpaid interest, if any to, but not including, the purchase date. Interest on the Propco II Notes is payable in cash semi-annually in arrears through maturity on June 1 and December 1 of each year.

Incremental secured term loan, due fiscal 2018 ($394 million at January 28, 2012)

On May 25, 2011, Toys-Delaware and certain of its subsidiaries entered into a Joinder Agreement (the “Joinder Agreement”) to the Secured Term Loan Facility. The Joinder Agreement added a new tranche of term loans in an aggregate principal amount of $400 million due fiscal 2018 (“Incremental Secured Term Loan”).

The Incremental Secured Term Loan was issued at a discount of $4 million which resulted in gross proceeds of $396 million. The gross proceeds were used to pay transaction fees of approximately $7 million, including fees payable to the Sponsors pursuant to their advisory agreement, which are capitalized as deferred debt issuance costs and amortized over the term of the agreement. Investment funds or accounts advised by KKR owned $41 million of the Incremental Secured Term Loan as of January 28, 2012. On June 24, 2011, the net proceeds from the Incremental Secured Term Loan along with borrowings from our ABL Facility were used to provide funds to redeem the outstanding principal amount of the 2011 Notes for a total redemption price, including interest and premiums, of approximately $519 million. The Incremental Secured Term Loan will mature on May 25, 2018, and bears interest at LIBOR (with a floor of 1.50%) plus 3.75%, which is subject to a step down of 0.25% based on total leverage. At January 28, 2012, deferred debt issuance costs for these notes were $6 million and have been included in Other assets on our Consolidated Balances Sheets.

The Incremental Secured Term Loan is governed by the Secured Term Loan Facility and has the same collateral covenants and restrictions as the Secured Term Loan Facility. Pursuant to the terms of the Joinder Agreement, Toys-Delaware is required to make quarterly principal payments equal to 0.25% ($4 million per year) of the original principal amount of the loan. Toys-Delaware may optionally prepay the outstanding principal balance of the Incremental Secured Term Loan at any time. However, if Toys-Delaware prepays the outstanding principal balance of the Incremental Secured Term Loan on or prior to May 25, 2012, Toys-Delaware would pay a premium equal to 1% of the remaining balance.

7.375% senior notes, Due Fiscal 2018 ($404 million at January 28, 2012)

On September 22, 2003, Toys “R” Us, Inc. issued $400 million in notes bearing interest at a coupon rate of 7.375%, maturing on October 15, 2018. The notes were issued at a discount of $2 million which resulted in the receipt of proceeds of $398 million. Simultaneously with the sale of the notes, we entered into interest rate swap agreements. We subsequently terminated the swaps and received a payment of $10 million which is being amortized over the remaining term of the notes. Interest is payable semi-annually on April 15 and October 15 of each year. These notes carry a limitation on creating liens on domestic real property or improvements or the stock or indebtedness of domestic subsidiaries (subject to certain exceptions) that exceed the greater of 10% of the consolidated net tangible assets or 15% of the consolidated capitalization. The covenants also restrict sale and leaseback transactions (subject to certain exceptions) unless net proceeds are at least equal to the sum of all costs incurred in connection with the acquisition of the principal property and a lien would be permitted on such principal property. At January 28, 2012, deferred debt issuance costs for these notes were $2 million and have been included in Other assets on our Consolidated Balance Sheets.

8.750% debentures, due fiscal 2021 ($22 million at January 28, 2012)

On August 29, 1991, Toys “R” Us, Inc. issued $200 million in debentures bearing interest at a coupon rate of 8.750% (the “Debentures”), maturing on September 1, 2021. Interest is payable semi-annually on March 1 and September 1 of each year. On November 2, 2006, Toys-Delaware commenced a cash tender offer for any and all of the outstanding Debentures (the “Tender Offer”) and a related consent solicitation to effect certain amendments to the Indenture, eliminating all of the restrictive covenants and certain events of default in the Indenture. On November 30, 2006, the Tender Offer expired, and on December 1, 2006, Toys-Delaware consummated the Tender Offer of $178 million (approximately 89.2%) of the outstanding Debentures in the Tender Offer using borrowings under the unsecured credit facility to purchase the tendered Debentures. At January 28, 2012, deferred debt issuance costs for these notes were nominal and have been included in Other assets on our Consolidated Balance Sheets.

Parent company
B - DEBT

Note B—Debt

A summary of the Parent Company’s Long-term debt as of January 28, 2012 and January 29, 2011 is outlined in the table below:

(In millions)	January 28, 2012	January 29, 2011

7.625% notes, due fiscal 2011(1)	$—	$503
7.875% senior notes, due fiscal 2013	398	396
7.375% senior notes, due fiscal 2018	404	405
8.750% debentures, due fiscal 2021(2)	22	22

	824	1,326
Less current portion(3)	—	503

Total Long-term debt	$824	$823

(1)	On June 24, 2011, the Parent Company received funds from Toys-Delaware from the net proceeds from the Incremental Secured Term Loan along with borrowings under the ABL Facility to redeem the outstanding principal amount of the 7.625% notes due fiscal 2011.

(2)	Represents obligations of Toys “R” Us, Inc. and Toys—Delaware.

(3)	Current portion of Long-term debt as of January 29, 2011 was comprised of $503 million of the 7.625% notes, which were redeemed on June 24, 2011.

The total fair values of the Parent Company’s Long-term debt, with carrying values of $824 million and $1,326 million at January 28, 2012 and January 29, 2011, were $789 million and $1,351 million, respectively. The fair values of the Parent Company’s Long-term debt are estimated using the quoted market prices for the same or similar issues and other pertinent information available to management as of the end of the respective periods.

The annual maturities of the Parent Company’s Long-term debt at January 28, 2012 are as follows:

(In millions)	Annual maturities

2012	$—
2013	400
2014	—
2015	—
2016	—
2017 and subsequent	422

Total	$822

The Parent Company is a co-obligor of the outstanding debentures due fiscal 2021, as are shown in the Parent Company Condensed Balance Sheets for stand-alone reporting purposes. However, it is expected all future principal and interest payments will be funded through the operating cash flows of Toys—Delaware. For each of fiscals 2011, 2010 and 2009, Toys—Delaware recorded interest expense related to the outstanding debentures due fiscal 2021 of $2 million, which is reflected as part of Equity in pre-tax earnings of consolidated subsidiaries in the Parent Company Condensed Statements of Operations.

The Parent Company currently guarantees 80% of three Toys—Japan installment loans, totaling ¥1.2 billion ($16 million at January 28, 2012). These loans have annual interest rates of 2.6%—2.8%. In addition, the Parent Company has an agreement with McDonald’s Japan, in which the Parent Company promises to promptly reimburse McDonald’s Japan for any amounts it may be required to pay in connection with its guarantee of the remaining 20% these loans. During fiscal 2011, the Parent Company provided guarantees related to the uncommitted credit lines of Labuan in an aggregate amount up to HK$220 million ($28 million at January 28, 2012) for future borrowings.

For a discussion of the debt obligations of the Parent Company and its subsidiaries, see Note 2 to the Consolidated Financial Statements entitled “SHORT-TERM BORROWINGS AND LONG-TERM DEBT.”